Exhibit 32.2

Certification of Co-Chief Executive Officer

Pursuant to

18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Goldman Sachs Private Middle Market Credit II LLC (the “Company”) for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), David Miller, as Co-Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2024

/s/ David Miller
David Miller Co-Chief Executive Officer and Co-President (Co-Principal Executive Officer)